EXHIBIT 10.7
                          SIXTH AMENDMENT AND WAIVER TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


                  THIS SIXTH AMENDMENT AND WAIVER, dated as of February 21, 1997 (this "Amendment"), to the Third Amended and Restated Credit Agreement, dated as of June 26, 1995, as in effect immediately prior to the date hereof (the "Credit Agreement"), among BALLY TOTAL FITNESS HOLDING CORPORATION (formerly known as Bally's Health & Tennis Corporation), a Delaware corporation (the "Borrower"), the several banks and other financial institutions (the "Banks") parties thereto and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a New York banking corporation, as agent (in such capacity, the "Agent") for the Banks.


                              W I T N E S S E T H:

                  WHEREAS, the Borrower has requested the Agent and the Banks to agree to amend and waive certain provisions of the Credit Agreement as set forth in this Amendment; and

                  WHEREAS, the Agent and the Banks are willing to agree to such amendments and waivers, but only on the terms and subject to the conditions set forth in this Amendment;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

                  2. Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by:

                           (a)      adding the following definition:

                           "GAAP EBITDA" means with respect to the Borrower and
                  its Subsidiaries on a consolidated basis, without duplication, for any period of determination, (i) Consolidated Net Income
                  (loss), plus, to the extent deducted in determining Consolidated Net Income (loss), (ii) provision for taxes,
                  (iii) Consolidated Net Interest, and (iv) depreciation and amortization;

                           (b) changing subparagraph (b) of the definition of "Revolving Credit Commitment Amount" by deleting "$15,000,000" therein and inserting in lieu thereof "$20,000,000"; and


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                           (c) changing subparagraph (c) of the definition of
                  "Termination Date" by deleting "1997" therein and substituting in lieu thereof "1998".

                  3. Amendment to Subsection 6.01. Subsection 6.01 of the Credit Agreement is hereby amended by deleting the dollar amount "$90,000,000" and substituting therefor the dollar amount "$80,000,000".

                  4. Waiver and Amendment to Subsection 6.13. The Banks hereby waive the requirements of Section 6.13 of the Credit Agreement for the period of four consecutive fiscal quarters ended December 31, 1996 and Section 6.13 is hereby amended by deleting Section 6.13 in its entirety and substituting in lieu thereof the following:

                           6.13 Interest Coverage. Maintain a ratio of (i) Cash
                  EBITDA to (ii) Cash Interest Expense, for any period of four consecutive fiscal quarters of the Borrower commencing with such period ended March 31, 1997 equal to or greater than 1.15 to 1.0; provided, that, for the purpose of calculating the ratio under this Section 6.13, Cash Interest Expenses shall not include any amounts paid or payable constituting interest on the Receivables Program Certificates ("Receivable Program Interest") and Cash EBITDA shall be reduced by such Receivables Program Interest.

                  5. Amendment to Article VI. Article VI of the Credit Agreement is hereby amended by inserting at the end thereof the following Section 6.18:

                           6.18 GAAP EBITDA Interest Coverage. Maintain a ratio
                  of (i) GAAP EBITDA to (ii) Cash Interest Expense for any period of four consecutive fiscal quarters of the Borrower equal to or greater than (a) 1.25 to 1.00 for all such periods ended March 31, 1997 to and including December 30, 1997, (b)
                  1.50 to 1.0 for such periods ended December 31, 1997 to and including March 30, 1998 and (c) 1.70 to 1.00 for all such periods ended thereafter.

                  6. Representations and Warranties. The Borrower hereby confirms that, after giving effect to the amendments and waivers provided for herein, (i) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof and no Default or Event of Default has occurred and is continuing, and (ii) the Borrower has all necessary power and has taken all corporate action necessary to approve and authorize this Amendment.



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                  7.  No Other Amendments.  Except as expressly amended
or waived hereby, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  8. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                  9. Conditions of Effectiveness. This Amendment shall be come effective on the date on which all of the following conditions have been met:

                           (a) The Borrower and each Bank shall have executed a
                  counterpart of this Amendment and the Agent shall have received confirmation of such execution.

                           (b) The Guarantor's Consent in the form of Exhibit A
                  attached hereto shall have been executed on behalf of each Guarantor, and Agent shall have received confirmation of such execution.

                           (c) The Agent shall have received evidence, in form
                  and substance satisfactory to it, of Borrower's corporate action authorizing the execution and delivery of this Amendment.

                           (d) The Agent shall have received (i) for each Bank
                  an amendment fee equal to 0.5% of each Bank's Commitment and
                  (ii) all other fees payable by the Borrower to the Agent or any Bank on or prior to the effectiveness of this Amendment.

                  10. Extension Fee. In the event that all amounts owed under the Credit Agreement and the other Credit Documents have not been repaid in full, all Letters of Credit have not been terminated and returned to the Issuing Bank, and the Commitments have not been terminated, on or before July 1, 1997, then the Borrower shall, on July 1, 1997, pay to the Agent, for the account of each Bank, an extension fee equal to 0.5% of each Bank's Commitment (disregarding, for this purpose, any Default or Event of Default that may then exist) existing on July 1, 1997.

                  11. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH,
THE LAWS OF THE STATE OF ILLINOIS.



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                  12.  Costs and Expenses.  Borrower agrees to pay on
demand:

                           (a) to Agent all reasonable costs, expenses and
                  attorneys' fees (including allocated costs for in-house legal services) incurred in connection with the preparation and administration of this Amendment and any instrument or agreement required hereunder;

                           (b) to Agent and to each Bank all reasonable costs,
                  expenses and attorney's fees (including allocated costs for in-house legal services) incurred by Agent and each such Bank in connection with the enforcement of this Amendment or any instrument or agreement required hereunder; and

                           (c) to Agent and to each Bank all stamp, registration
                  and other duties and imposts to which this Amendment and any instrument or agreement required hereunder may be subject. Borrower shall indemnify Agent and each Bank against any and all liabilities and penalties resulting from any delay in paying, or failure to pay, any such duties and imposts.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                        BALLY TOTAL FITNESS HOLDING
                                             CORPORATION



                                        By:       /s/ John W. Dwyer

                                        Title:    Sr. VP, CFO & Treasurer



                                        THE CHASE MANHATTAN BANK, as Agent


                                        By:       /s/ Ann Kurinskas


                                        Title:    Managing Director





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                                        THE CHASE MANHATTAN BANK,
                                          Individually


                                        By:       /s/ Ann Kurinskas


                                        Title:    Managing Director



                                        FIRST UNION NATIONAL BANK
                                             (formerly known as First
                                             Fidelity Bank, N.A.)


                                        By:       /s/ Robert H. Waters,Jr.


                                        Title:    Senior Vice President



                                        FIRST BANK NATIONAL ASSOCIATION

                                        By:       /s/


                                        Title:    VP



                                        LASALLE NATIONAL BANK

                                        By:       /s/


                                        Title:    Vice President

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                                    Exhibit A

                           Form of Guarantors' Consent


                              as of February 21, 1997


The Chase Manhattan Bank Individually and as Agent
First Union National Bank
First Bank National Association
LaSalle National Bank

Gentlemen:

                  Reference is made to the Third Amended and Restated Credit Agreement dated as of June 26, 1995 (the "Credit Agreement"), as previously amended, among you and Bally Total Fitness Holding Corporation (formerly known as Bally's Health & Tennis Corporation) and to the Amended and Restated Guaranty Agreement and the New Guarantors Guaranty Agreement executed May 15, 1991, as amended (collectively, the "Guaranty Agreements"), and the other Collateral Documents executed by the undersigned in connection with the Credit Agreement.

                  Each of the undersigned hereby consents to the execution of the attached Sixth Amendment and Waiver to Third Amended and Restated Credit Agreement dated as of February 21, 1997, and acknowledges receipt of a copy thereof. Each of the undersigned hereby jointly and severally, unconditionally and irrevocably agrees that the Guaranty Agreements and other Collateral Documents to which it is a party shall apply to the Credit Agreement as amended, affected, or modified by said Sixth Amendment and Waiver to Third Amended and Restated Credit Agreement.

                  It is hereby agreed that all of the terms and conditions of the Guaranty Agreements and such other Collateral Documents shall continue in full force and effect and that references in the Guaranty Agreements and such other Collateral Documents to the Credit Agreement shall be deemed to mean the Credit Agreement, as amended, affected or modified by the said Sixth Amendment and Waiver to Third Amended and Restated Credit Agreement.

                              BALLY'S FITNESS AND RACQUET CLUBS, INC.
                              BALLY FITNESS FRANCHISING, INC.
                              BALLY FRANCHISE RSC, INC.
                              BALLY FRANCHISING HOLDINGS, INC.
                              BALLY'S PACWEST, INC.
                              BALLY'S S.C. MANAGEMENT, INC.
                              BALLY TOTAL FITNESS CORPORATION
                              CONNECTICUT COAST FITNESS CENTERS, INC.
                              CONNECTICUT VALLEY FITNESS CENTERS, INC.
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                              GREATER PHILLY NO. 1 HOLDING COMPANY
                              GREATER PHILLY NO. 2 HOLDING COMPANY
                              HEALTH & TENNIS CORPORATION OF NEW YORK
                              HOLIDAY HEALTH & FITNESS CENTERS OF
                                NEW YORK INC.
                              HOLIDAY HEALTH CLUBS AND FITNESS
                                CENTERS, INC.
                              HOLIDAY HEALTH CLUBS OF THE EAST COAST, INC.
                              HOLIDAY HEALTH CLUBS OF THE SOUTHEAST, INC.
                              HOLIDAY/SOUTHEAST HOLDING CORP.
                              HOLIDAY SPA HEALTH CLUBS OF CALIFORNIA
                              HOLIDAY UNIVERSAL, INC.
                              HOUSTON HEALTH CLUBS, INC.
                              JACK LALANNE FITNESS CENTERS, INC.
                              JACK LALANNE HOLDING CORP.
                              MANHATTAN SPORTS CLUB, INC.
                              NEW FITNESS HOLDING CO., INC.
                              NYCON HOLDING CO., INC.
                              PHYSICAL FITNESS CENTERS OF PHILADELPHIA, INC. PROVIDENCE FITNESS CENTERS, INC.
                              RHODE ISLAND HOLDING COMPANY
                              SCANDINAVIAN DEVELOPMENT COMPANY
                              SCANDINAVIAN HEALTH SPA, INC.
                              SCANDINAVIAN US SWIM & FITNESS, INC.
                              SO. CAL. NAUTILUS FITNESS CENTERS, INC.
                              TIDELANDS HOLIDAY HEALTH CLUBS, INC.
                              U.S. HEALTH, INC.
                              VERTICAL FITNESS AND RACQUET CLUB, LTD.
                              VIC TANNY INTERNATIONAL, INC.
                              VIC TANNY INTERNATIONAL OF CLEVELAND, INC.
                              VIC TANNY INTERNATIONAL OF MISSOURI, INC.
                              VIC TANNY INTERNATIONAL OF TOLEDO, INC.
                              VIC TANNY OF GREATER MICHIGAN, INC.


                              By:       /s/ John W. Dywer


                              Title:    Senior VP, CFO & Treasurer




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                              PENN HILLS SPA LIMITED PARTNERSHIP
                              SPA ASSOCIATES LIMITED PARTNERSHIP


                              By:      BALLY TOTAL FITNESS HOLDING
                                       CORPORATION as General Partner


                                       By:        /s/ John W. Dywer


                                       Title:     Senior VP, CFO & Treasurer

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